Exhibit 10.1

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 3 dated as of June 28th 2013 (this “Amendment”), is entered into by and between NIC INC., a Delaware corporation, as the Borrower (the “Borrower”) and BANK OF AMERICA, N.A., a national banking association, as Lender (the “Lender”).

RECITALS

A.        The Borrower and the Lender have entered into that certain Credit Agreement dated as of May 2, 2007 as amended and modified by that certain Limited Waiver thereto dated July 22, 2008, that certain Amendment No. 1 thereto dated as of May 1, 2009 and that certain Amendment No. 2 thereto dated as of May 1, 2011 (as so amended and modified, the “Credit Agreement”).

B.        The Borrower and the Lender have agreed to certain amendments to the Credit Agreement as more fully described herein.

C.        The Amendment is subject to the representations and warranties of the Borrower and upon the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Borrower and the Lender hereby agree as follows:

SECTION 1.  DEFINED TERMS.  Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2.  AMENDMENT.

   2.1  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “Maturity Date” to read in its entirety as follows:

 “Maturity Date” means May 1, 2015; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

SECTION 3.  LIMITATIONS ON AMENDMENT.

   3.1  The amendment set forth in Section 2 above is effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any other amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (b) otherwise prejudice any right or remedy which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

NIC Inc. - Amendment No. 3 to Credit Agreement

 3.2  This Amendment is to be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived, are hereby ratified and confirmed and will remain in full force and effect.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Lender as follows:

4.1  Each of the Borrower’s current Material Subsidiaries are listed as a party to the Consent to this Amendment or have executed and delivered a Joinder to the Guaranty concurrently with the execution and delivery of this Amendment.

 4.2  Immediately after giving effect to this Amendment the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects, and the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.3  Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.  EXPENSES.  The Borrower agrees to pay to the Lender upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Lender may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.

SECTION 6.  REAFFIRMATION.  The Borrower hereby reaffirms its obligations under each Loan Document (as amended hereby) to which it is a party.

SECTION 7.  EFFECTIVENESS.  This Amendment will become effective as of the date hereof upon the execution and delivery of this Amendment, whether the same or different copies, by the Borrower and Lender.

SECTION 8.  GOVERNING LAW. This Amendment will be governed by and will be construed and enforced in accordance with the laws of the State of Missouri applicable to agreements made and prepared entirely within such State; provided that the Lender shall retain all rights arising under federal law.

SECTION 9.  CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF.  The Borrower hereby represents and warrants to the Lender that it has no knowledge of any facts that would support a claim, counterclaim, defense or right of set-off.

NIC Inc. - Amendment No. 3 to Credit Agreement

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SECTION 10.  COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts will be deemed an original of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	NIC INC.
a Delaware corporation

	By:	/s/ William F. Bradley, Jr.
	Name:	William F. Bradley, Jr.
	Title:	Executive Vice President, Chief
Administrative Officer, General Counsel, and
Secretary

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Gregory S. Bennett
	Name:	Gregory S. Bennett
	Title:	Vice President

NIC Inc. - Amendment No. 3 to Credit Agreement

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CONSENT TO AMENDMENT NO. 3
TO CREDIT AGREEMENT

Each of the undersigned is a Guarantor and party to that certain Continuing Guaranty dated May 2, 2007 (the “Guaranty”) in favor of Bank of America, N.A. pursuant to which the Guarantors have guaranteed the obligations of NIC INC. to Bank of America, N.A., as Lender and L/C Issuer pursuant to or in connection with that certain Credit Agreement dated May 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and the other Loan Documents (as defined in the Credit Agreement).  Each of the Guarantors hereby consents to Amendment No. 3 to the Credit Agreement effective as of June 28th, 2013.

Each Guarantor hereby reaffirms its obligations under the Guaranty.

Each of the Guarantors hereby consents to Pennsylvania Interactive, LLC, a Pennsylvania limited liability company, New Jersey Interactive, LLC, a New Jersey limited liability company and NIC Services, LLC, a Colorado limited liability company (the “New Guarantor”) joining the Guaranty as a “Guarantor” therein to the same extent as if the New Guarantor had signed the Guaranty as an original party thereto.

IN WITNESS WHEREOF, the Guarantors have caused this Consent to be executed effective as of May 1, 2013.

ALABAMA INTERACTIVE, LLC, an Alabama limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

ARKANSAS INFORMATION CONSORTIUM, LLC, an Arkansas limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

COLORADO INTERACTIVE, LLC, a Colorado limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

Consent to Amendment No. 3 to Credit Agreement

DELAWARE INTERACTIVE, LLC
a West Virginia limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

HAWAII INFORMATION CONSORTIUM, LLC, a Hawaii limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

IDAHO INFORMATION CONSORTIUM, LLC, an Idaho limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

INDIANA INTERACTIVE, LLC, an Indiana limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

IOWA INTERACTIVE, LLC, an Iowa limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

KANSAS INFORMATION CONSORTIUM, INC., a Kansas corporation

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

Consent to Amendment No. 3 to Credit Agreement

KENTUCKY INTERACTIVE LLC, a Kentucky limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

LOCAL GOVERNMENT ONLINE INDIANA, LLC, an Indiana limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

MAINE INFORMATION NETWORK, LLC, a Maine limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

MONTANA INTERACTIVE, LLC, a Montana limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

NICUSA, INC., a Kansas corporation

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

NIC TECHNOLOGIES, LLC, a Kansas limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

Consent to Amendment No. 3 to Credit Agreement

NEBRASKA INTERACTIVE, LLC, a Nebraska limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

NEW MEXICO INTERACTIVE, LLC, a New Mexico limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

OKLAHOMA INTERACTIVE, LLC, an Oklahoma limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

RHODE ISLAND INTERACTIVE, LLC, a Rhode Island limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

TEXAS NICUSA, LLC, a Texas limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

SOUTH CAROLINA INTERACTIVE, LLC, a South Carolina limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

Consent to Amendment No. 3 to Credit Agreement

UTAH INTERACTIVE, LLC, a Utah limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

VERMONT INFORMATION CONSORTIUM, LLC, a Vermont limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

VIRGINIA INTERACTIVE, LLC, a Virginia limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

WEST VIRGINIA INTERACTIVE, LLC a West Virginia limited liability company

By:	/s/ William F. Bradley, Jr.
Name:	William F. Bradley, Jr.
Title:	Secretary and Manager

Consent to Amendment No. 3 to Credit Agreement

JOINDER TO
CONTINUING GUARANTY

THIS JOINDER TO CONTINUING GUARANTY (this “Joinder”) is entered into as of June 28th, 2013 by PENNSYLVANIA INTERACTIVE, LLC, a Pennsylvania limited liability company, NEW JERSEY INTERACTIVE, LLC, a New Jersey limited liability company and NIC SERVICES, LLC, a Colorado limited liability company (the “New Guarantors”) in favor of BANK OF AMERICA, N.A. (“Lender”).

RECITALS

A.        The Borrower and the Lender have entered into that certain Credit Agreement dated as of May 2, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B.        Certain wholly-owned subsidiaries of the Borrower entered into that certain Continuing Guaranty dated May 2, 2007 (as amended, restated or otherwise modified from time to time, the “Guaranty”).

C.        The Credit Agreement requires that any subsidiary of the Borrower that becomes a Material Subsidiary (as defined in the Credit Agreement) must become a party to the Guaranty.

D.        Each New Guarantor is a Material Subsidiary of the Borrower and expects to derive substantial direct and indirect benefit from the Lender continuing its commitment to make Loans and issue Letters of Credit in accordance with the terms and conditions of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, and to induce the Lender to enter into the Limited Waiver with the Borrower dated the date hereof, each New Guarantor hereby agree as follows:

SECTION 1.  DEFINED TERMS.  Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2.  JOINDER. Each New Guarantor hereby joins in the Guaranty and agrees to be subject to, and bound by, the terms and provisions of the Guaranty that are ascribed to “Guarantors” therein to the same extent as if such New Guarantor had signed the Guaranty as an original party thereto.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.  Each New Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction set forth opposite its name on Schedule A attached hereto and has full capacity and right to make and perform the Guaranty, and all necessary authority has been obtained; (b) the Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and subject to equitable principles; (c) the making and performance of the Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

IN WITNESS WHEREOF, the New Guarantors have caused this Joinder to be executed as of the date first written above.

BORROWER:	PENNSYLVANIA INTERACTIVE, LLC
a Pennsylvania limited liability company

	By:	/s/ William F. Bradley, Jr.
	Name:	William F. Bradley, Jr.
	Title:	Secretary and Manager

NEW JERSEY INTERACTIVE, LLC
a New Jersey limited liability company

	By:	/s/ William F. Bradley, Jr.
	Name:	William F. Bradley, Jr.
	Title:	Secretary and Manager

NIC SERVICES, LLC
a Colorado limited liability company

	By:	/s/ William F. Bradley, Jr.
	Name:	William F. Bradley, Jr.
	Title:	Secretary and Manager

S-1

Joinder